EXHIBIT 32.1
CERTIFICATION
Pursuant to 18 U.S.C Section 1350 as Adopted Pursuant to Section 906
Of the Sarbanes-Oxley Act of 2002
      Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rand Capital Corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:
      The Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the Form 10-K) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: March 24, 2006

Allen F. Grum, President
(Chief Executive Officer)
Dated: March 24, 2006

Daniel P. Penberthy, Treasurer
(Chief Financial Officer)

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